Exhibit 10.53

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Jobber SAP Number:	[***]

Jobber SVB Number:	[***]

Master Incentive Contract (3-2016)

This Master Incentive Contract (“Master Incentive Contract”), dated and effective December 1, 2016, (“Effective Date”), is by and between BP Products North America Inc. (“Company” or “BP”), and

GPM Petroleum, LLC	(“Jobber”).
(State exact legal name of Jobber)

WHEREAS, Company and Jobber (as assignee of GPM Investments, LLC pursuant to an Assignment and Assumption Agreement dated January 12, 2016) have entered into a branded jobber contract dated February 14, 2013 with Effective Date January 1, 2013, or successor agreement (“Branded Jobber Contract”), pertaining to the distribution and/or resale of branded petroleum products authorized by, supplied by and/or purchased from Company and further pertaining to the permission to use, display and advertise Company’s trademarks, service marks, companion marks, trade names, brand names, trade dress, logos, color schemes, design schemes, insignia, image standards and the like (individually or collectively, “Trade Identities”) in connection therewith; and

WHEREAS, Company and Jobber (as assignee of GPM Investments, LLC pursuant to an Assignment and Assumption Agreement dated January 12, 2016) have entered into a master incentive contract dated September 24, 2014 (“2014 Master Contract”) and upon execution of this Master Incentive Contract, the 2014 Master Contract will be terminated effective as of November 30, 2016 (“Termination Date”)

WHEREAS, Company has developed a Volume Incentive Program (“VIP”) under which a qualifying jobber will receive a volume incentive based on volume purchased from Company and delivered to Approved Retail Sites designated on Attachment A of the Branded Jobber Contract (“Approved Retail Sites”); and

WHEREAS, Company has also developed an Image Incentive Program (“IIP”) under which a qualifying jobber may receive an image incentive for certain designated Approved Retail Sites listed on Schedule C and Schedule D attached hereto or any subsequent site added to such schedules of this Master Incentive Contract at a later date pursuant to an amendment to this Master Incentive Contract; and

WHEREAS, Jobber desires to participate in the VIP, and IIP (collectively, the “Incentive Programs”), with all the attendant benefits and responsibilities as described herein; and

WHEREAS, Company and Jobber are parties to a AMO Balance Transfer Contract dated December 1, 2016 (“Balance Transfer Contract”) whereby Jobber agrees to unconditionally reimburse Company the Transferred JOIP Obligation (defined therein) if Jobber fails to comply with the terms and conditions of the Balance Transfer Contract and/or this Master Incentive Contract; and

WHEREAS, Jobber acknowledges that during the term of the Master Incentive Contract, Jobber is not eligible to participate in any single site jobber incentive programs offered by the Company now or at any time that this Master Incentive Contract is in effect, unless otherwise agreed in writing by Company in its sole and absolute discretion; and

WHEREAS, Subject to the restrictions and qualifications contained in this Master Incentive Contract, Company will pay Jobber the Volume Incentive and Image Incentive (collectively, the “Incentive Payments”) as described herein. All incentive payments will be made via Electronic Funds Transfer (“EFT”). “Company Product” means all Company-branded gasoline products not including diesel or other distillate products.

Now, Therefore, Company and Jobber, intending to be legally bound, agree to the following:

1. RECITALS. The foregoing recitals are hereby incorporated into this Master Incentive Contract by this reference.

2. CONTRACT TERM. The term of this Master Incentive Contract will be for an uninterrupted, consecutive period of ten (10) years beginning on September 1, 2016 (“Start Date”) and ending on August 31, 2026 (“Contract Term”), unless earlier terminated pursuant to the terms of this Master Incentive Contract. Notwithstanding the foregoing Contract Term, this Master Incentive Contract will automatically terminate upon the termination, nonrenewal or cancellation of Jobber’s branded jobber contract and any attendant franchise relationship with Company.

Master Incentive Contract	Page 1 of 13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

3. OBLIGATION TO RENEW. Jobber will act as a branded jobber of Company so long as the Contract Term is still in effect. Upon the expiration of the Branded Jobber Contract, and for, as often as necessary in order to reach the required years of the Contract Term, Jobber shall enter into renewal contracts on Company’s standard terms and conditions in effect at the time of renewal for branded jobbers in the area where Jobber operates, unless the Branded Jobber Contract or any renewal or extension thereof has been terminated or non-renewed by Company.

4. DEFINITIONS.

a) “Approved Retail Site” is any site listed on the Attachment A of the Branded Jobber Contract unless otherwise noted.

b) “Refresh” or “REF” Site is an existing Approved Retail Site being updated to Company’s current image standards.

c) “Brand Conversion or “DCA” Site is a non-BP branded site converted to a BP-branded site.

d) “Raze and Rebuild or “R&R” Site is a non-BP-branded site demolished and re-constructed as a BP-branded site.

e) “New Construction or “NTI” Site is a new constructed BP-branded site.

f) “Existing Site(s)” are the Approved Retail Sites identified on the Attachment A of Branded Jobber Contract in effect as of the Effective Date of this Master Incentive Contract and any future Transferred Sites, as listed on Schedule A attached hereto.

g) “Future Site(s)” are the Approved Retail Sites that are classified as a DCA, NTI and R&R sites, as listed on Schedule B attached hereto.

h) “Transferred Site” is an existing BP-branded site transferred from another jobber and acquired by Jobber.

i) “Exempt Site” is an existing Approved Retail Site enrolled in the Image Refresh Project (defined herein) prior to the Effective Date of this Master Incentive Contract listed on Schedule E.

j) “Project” is any of the REF, DCA, R&R, NTI sites, existing or future, begins construction or improvement.

k) “Image Refresh Project” is a new forecourt refresh project or sometimes called the Bright Green Beacon image project, whereby stations will receive new dispenser’s skirts, canopy column painting, and trashcans to brighten up the look of the station.

l) “REF Difference Dollars” is the difference between the sum of all actual invoices related to the REF Project (“Actual Cost”) at the time of Project Completion and the applicable Image Incentive, so long as the Actual Cost is less than the Image Incentive.

5. VOLUME INCENTIVE PROGRAM.

a) Subject to the Incentive Requirements of this Master Incentive Contract and all other terms and conditions of this Master Incentive Contract, Company will pay Jobber [***] (“Existing Sites Volume Incentive”) for all Company Product purchased by Jobber from Company during each Twelve Month Period of the Contract Term (“Purchased Volume”), as it may be reduced by the Volume Incentive Deduction set forth in Section 6(g), for only the Existing Sites listed on Schedule A, so long as the total volume for the Twelve Month Period for the Existing Sites is greater than [***] (“Minimum Gallons”). Notwithstanding anything in this Master Incentive Contract to the contrary, there will be no Volume Incentive paid for gallons purchased during the Twelve Month Period if the total gallons for the Existing Sites are below the Minimum Gallons threshold.

b) Subject to the Incentive Requirements of this Master Incentive Contract and all other terms and conditions of this Master Incentive Contract, Company will pay Jobber [***] (“Future Sites Volume Incentive”) for all Company Product purchased by Jobber from Company during each Twelve Month Period of the Contract Term (“Purchased Volume”), as it may be reduced by the Volume Incentive Deduction set forth in Section 6(g), for only the Future Sites listed on Schedule B, so long as the total volume of the Existing Sites and Future Sites for each Twelve Month Period is greater than [***] (“Minimum Gallons”). Notwithstanding anything in this Master Incentive Contract to the contrary, there will be no Volume Incentive paid for gallons purchased during the Twelve Month Period if the total gallons for the Existing Sites and Future Sites are below the Minimum Gallons threshold.

Master Incentive Contract	Page 2 of 13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

c) A “Twelve Month Period” begins January 1 of each calendar year of the Contract Term, except the first Twelve Month Period and last Twelve Month Period of Contract Term will be pro-rated.

6. IMAGE INCENTIVE PROGRAM.

a) Existing REF Sites. Subject to the terms and Incentive Requirements of this Master Incentive Contract, Company will pay Jobber an Image Incentive, up to a maximum of [***] (each as “Existing Image Incentive”) for each Existing REF Site listed on Schedule C only, as agreed upon by both parties.

b) Future sites. During the first half of the Contract Term until August 31, 2021 and upon prior approval by Company in its sole discretion, Company will pay Jobber an Image Incentive, up to a maximum, as described in Section 6(c) (each as “Future Image Incentive”) for any future DCA, R&R, and NTI sites (collectively as “Future Sites” or each as a “Future Site”) listed on Schedule D only, or any subsequent site, with prior approval by Company in its sole discretion and added to Schedule D of this Master Incentive Contract at a later date pursuant to an amendment of this Master Incentive Contract.

c) An Image Incentive shall be credited toward Jobber’s purchases from Company to either (i) update an existing Approved Retail Site to Company’s current image standards (“Refresh” or “REF”) (an Image Incentive [***] (“Maximum”), (ii) convert a retail site to a Company-branded site (brand conversion or “DCA”) (an Image Incentive of [***]), (iii) demolish and construct a retail site as a Company-branded site (raze and rebuild or “R&R”) (an Image Incentive of [***]), or (iv) construct a retail site as a new Company-branded site (new construction or “NTI”) (an Image Incentive of [***]), (each a “Project”).

d) Any Approved Retail Site may not receive more than one Image Incentive during the Contract Term without prior approval from Company. To receive Image Incentive, Jobber must be in compliance with Company’s image programs and standards at all Approved Retail Sites that are applicable to the Branded Jobber Contract at the time the credit/payment is otherwise due to Jobber.

d) Exceptions. Unless Company agrees otherwise, Exempt Sites and Transferred Sites will not be eligible to receive any Image Incentives under this Master Incentive Contract. “Schedule E” contains the current list of Exempt Sites and Transferred Sites, and any subsequent sites added at a later date, with prior approval by Company in its sole discretion, will be added pursuant to an amendment of this Master Incentive Contract. However, if any REF Difference Dollars (as defined below), are available, Jobber may use such REF Difference Dollars toward any Exempt Site or Transferred Site if Jobber executes a then-current Company single site JOIP contract.

e) Existing REF Projects. If the sum of all actual invoices related to a Existing REF Project (“Actual Cost”) at the time of Project Completion is less than the applicable Image Incentive listed above, the difference (“REF Difference Dollars”) may be used toward the Exempt Sites’ and Transferred Sites’ refresh program. On a quarterly basis, Company will determine if any REF Difference Dollars are available and will notify Jobber if such dollars are available. [***]

f) Future Site Projects. If the sum of all invoices related to the Future Site Project (“Fixed Image Cost”) at the time of completion (“Project Completion”) is less than the applicable Image Incentive for such Approved Retail Site, Company will pay Jobber a lump sum amount equal to the difference between the Fixed Image Cost and the applicable Image Incentive. In the event the Fixed Image Cost at the time of completion is more than the applicable Image Incentive listed above, Jobber will pay Company via EFT, a lump sum amount equal to the difference between the applicable Image Incentive and Fixed Image Cost.

g) Volume Incentive Deduction. If the Image Project Completion has not occurred within six (6) months from the date Company approved the Image Incentive for such Imaging Project (“Required Completion Date”), Company will deduct [***] from the Volume Incentive otherwise due to Jobber for each Approved Retail Site not completed prior to the Required Completion Date as a late completion fee (“Volume Incentive Deduction”). In addition to the foregoing, if the Image Project Completion has not occurred within twelve (12) months from the date Company approved the Image Incentive for such Imaging Project, [***].

7. Transferred JOIP Obligation. The Transferred JOIP Obligation under this Master Incentive Contract reflects the fact that the Jobber and BP have agreed to terminate one or more single site JOIP contracts and transfer their unamortized balances to this Master Incentive Contract, pursuant to one or more separately executed AMO Balance Transfer Contracts, and such total balance will be subject to the Default section of this Master Incentive Contract. Subsequently, each time the Jobber desires to terminate one or more single site JOIP contracts, Jobber will execute a new AMO Balance Transfer Contract and such Transferred JOIP Obligation will be added to the previous Transferred JOIP Obligation under this Master Incentive Contract pursuant to an amendment to this Master Incentive Contract, including an updated Exhibit F, reflecting the cumulative history of all AMO Balance Transfer Contracts and their Transferred JOIP

Master Incentive Contract	Page 3 of 13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

Obligation. The cumulative total of any and all Transferred JOIP Obligations will be continuously referred to as the “Transferred JOIP Obligation” for purposes of default section of the respective AMO balance transfer contract or this Master Incentive Contract and subject to all terms and conditions of this Master Incentive Contract. Exhibit F, as amended from time to time, will indicate the current Transferred JOIP Obligation and AMO Balance Transfer Contract; and if applicable, Existing JOIP Contracts and their balances. For clarification, there may be more than one AMO balance transfer contract in effect simultaneously, and all Transferred JOIP Obligations set forth in each AMO balance transfer contract remain separate, individual obligations of Jobber.

8. NO RELIANCE ON IMAGE INCENTIVE PAYMENTS. Jobber will not qualify to receive any incentives under this Master Incentive Contract, and will not commit any funds for the construction, improvement or acquisition of any Approved Retail Site in reliance thereon, unless and until prior written approval has been received from Company’s management that the plans for said Approved Retail Site meet Company’s current image programs and standards and that said Approved Retail Site has been approved by Company for participation in the Image Incentive Programs.

9. [***].

10. DEFAULT.

(a) If at any time Jobber fails to satisfy the Incentive Requirements or any term or condition of this Master Incentive Contract, Company may, at its sole discretion, 1) suspend any and all remaining Incentive Payments under this Master Incentive Contract; and/or 2) require Jobber to return i) all Incentive Payments previously paid by Company to Jobber, and ii) the Transferred JOIP Obligation. If Company elects the remedy of having Jobber return such monies, Jobber will be required to return all previously paid Incentive Payments, and Transferred JOIP Obligations, via EFT, as follows:

(i) For Existing Sites Volume Incentives, Future Sites Volume Incentives, Existing Sites Image incentives, Future Sites Image incentives and REF Difference Dollars (collectively, as “Reimbursement Amount”), if Company elects the remedy of having Jobber return such monies, Jobber will be required to return all previously paid Reimbursement Amount, via EFT, as follows:

[***]
[***]
[***]
[***]
[***]
[***]

a. For clarification, the Reimbursement Amount will be adjusted if a single site debrands during the Contract Term of this Master Incentive Contract and such single site Image Incentive will be subject to the Single Site Debrand section stated below. Jobber will be responsible for the remaining Reimbursement Amount pursuant to this Master Incentive Contract. The Parties agree year one begins on the Start Date of this Master Incentive Contract.

(ii) Single Site Debrand: If any Approved Retail Site debrands during the Contract Term of this Master Incentive Contract, Jobber agrees to reimburse Company the previously paid Image Incentive for such site within thirty (30) days of the completion of the debrand, via EFT, as follows:

[***]
[***]
[***]
[***]
[***]
[***]

(b) Alternative Reimbursement. If Jobber fails to satisfy the Minimum Requirement or Terminal Requirement in any two consecutive Twelve Month Period, Company may elect (in its sole and absolute discretion) to have Jobber pay to Company for the applicable 12-month deficiency period an amount equal to the Reimbursement Amount multiplied by the percentage by which Jobber was below the Minimum Requirement or Terminal Requirement (“Alternative Payment”). For any year where the Alternative Payment is due, Jobber shall pay such amount to Company within thirty (30) days after getting an invoice. The Alternative Payment shall not be credited toward any other money due to Company, except that the amount of the Alternative Payment actually paid by Jobber shall reduce the original principal amount of the applicable Reimbursement Amount on a dollar for dollar basis when used to calculate any subsequent Reimbursement Amount.

Master Incentive Contract	Page 4 of 13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

[***]

This Section 10 shall survive the termination of this Master Incentive Contract.

11. VOLUME REQUIREMENTS.

(a) The VIP Schedule set forth in this Master Incentive Contract does not cancel or supersede any volume commitments in paragraph 2(c) of the Branded Jobber Contract and Attachment A-1 and Attachment A to the Branded Jobber Contract.

(b) Volume reporting for purposes of the Volume Incentive payments hereunder shall begin on the Start Date as defined in Section 2, Contract Term.

(c) The determination of the volume of Company Product purchased during any Twelve Month Period shall be made solely by Company in accordance with its records. Company reserves the right to inspect and audit the pump meters, books and records of Jobber and/or Jobber’s dealer(s) to verify the volume of Company Product sold through the Approved Retail Sites either prior to or after any Volume Incentive payments are made. Jobber will have thirty (30) days after receiving Company’s determination of volume purchased to object thereto. If Jobber fails to object during such time period, the volume amount shall be deemed approved by Jobber. Failure to qualify for a Volume Incentive payment in any Twelve Month Period shall not affect Jobber’s ability to qualify for a Volume Incentive payment in a subsequent Twelve Month Period. Volume may only be applied to the Twelve Month Period in which it was purchased from Company, and may not be carried forward or backward.

12. Jobber is not entitled to any compensation or damages caused by Company’s failure to deliver Company Product for any reason, including without limitation, during those periods of failure or breakdown of equipment, negligence, strikes, governmental regulations, condemnation, shortage of product, or any other cause beyond Company’s control.

13. Company may, in any manner it may determine, apply any Volume Incentive payments to Jobber’s indebtedness, liability, or obligation to Company. Company’s failure to exercise this right will not be construed as a waiver of this right.

14. Company will not pay any Volume Incentive or Image Incentive payments due Jobber if the payment thereof is at any time in violation of any law, order, rule, regulation, or requirement of Federal, State, or local government or authority. Company will give Jobber written notice of the nature of this violation and Jobber may attempt to establish that the law, order, rule, regulation or requirement is invalid or inapplicable through appropriate action.

15. If Jobber has a violation of or inability to comply with any term or condition of this Master Incentive Contract, Jobber agrees Company has the right, in its discretion, to terminate this Master Incentive Contract. Company will have the right to terminate on thirty (30) days prior written notice, subject to — except in cases of fraud — a one-time fifteen (15) day right to cure. In addition to or as an alternative to the right to terminate, Company may, at its election, suspend any and all remaining Volume Incentive payments under this Master Incentive Contract.

16. Nothing in this Master Incentive Contract will be construed as a commitment by Company that any current or future branded jobber contract or other contract between Company and Jobber will be renewed at the expiration of its term. Nothing in this Master Incentive Contract will modify or amend any current or future branded jobber contract between Company and Jobber or constitute a waiver by Company of any rights Company has or may have under any branded jobber contract. Jobber acknowledges and agrees that this Master Incentive Contract is not and should not be construed as a franchise under any local, state or federal law, including but not limited to the federal Petroleum Marketing Practices Act. Jobber further acknowledges and agrees that this Master Incentive Contract is an agreement which is separate and distinct from any other agreement, contract or franchise relationship which may now or hereafter exist between Company and Jobber. This Master Incentive Contract does not create a joint venture or partnership between the parties.

17. Nothing in this Master Incentive Contract will be construed as a commitment by Company to offer for sale or to market its petroleum products in any particular geographic area or to maintain any of its Trade Identities, or any particular Trade Identity, in any particular geographic area. In addition, and notwithstanding those Master Incentive Contracts currently in force, Company will have the right at any time to change, cancel or not extend incentive and/or JOIP contracts and to change or not offer any future Master Incentive Contracts, for any reason.

18. Company, its agents and employees will not be liable for any loss, damage, injuries, or casualty of any kind whatsoever or by whomsoever caused, to the person or property of anyone (including Jobber) on or off the premises of any and all retail outlet, arising out of or resulting from Jobber’s (or Jobber’s dealers’) use, possession or operation thereof, or from the layout or design of said premises, or from defects of said premises whether apparent or hidden, or from the installation, existence, use, maintenance, condition, repair, alteration, removal, or replacement of any building, improvements, equipment, or fixtures

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

thereon, and Jobber for itself, its successors and assigns, hereby agrees to indemnify and hold Company, its agents and employees, harmless from and against all claims, demands, liabilities, suits or actions (including all reasonable expenses and attorneys’ fees incurred by or imposed on Company in connection therewith) for any such loss, damage, injury or other casualty, whether caused by a negligent act or omission of either party hereto, its agents, contractors or employees, except that Jobber assumes no liability for the sole negligent acts of Company.

19. The waiver of any breach of any obligation under this Master Incentive Contract will not be taken to be a waiver of any subsequent breach of the same obligation. Any failure of Company to enforce rights or seek remedies upon the default of Jobber with respect to the obligations of Jobber hereunder will not prejudice or affect the rights or remedies of Company in the event of any subsequent default of Jobber. In the event one or more paragraphs of this Master Incentive Contract, or portions of any paragraph, are declared or adjudged invalid or void by a court of competent jurisdiction, the remaining paragraphs, or remaining portions of any paragraph, will remain in full force and affect. Company may, in the alternative and at its sole discretion, cancel this Master Incentive Contract with due notice to Jobber.

20. Jobber may not assign this Master Incentive Contract without the prior written consent of Company, which consent Company may withhold in its sold and absolute discretion. Without such consent, any act or instrument purporting to assign this Master Incentive Contract will be null and void.

21. All notices given under this Master Incentive Contract will be deemed to be properly served if delivered personally or sent by certified mail addressed to Jobber at 8565 Magellan Parkway, Suite 400, Richmond, VA 23227 Attn: COO and to Company at 30 S. Wacker Drive, Suite 900, Chicago, Illinois 60606. Date of service of a notice served by mail will be the date deposited in the United States mail.

22. This Master Incentive Contract is the entire agreement by and between the parties as to the Incentives as set forth herein and will not be modified or amended except in writing. Jobber acknowledges that as consideration for this Master Incentive Contract, Jobber is not eligible for any other jobber incentive programs, except as otherwise agreed to in writing by Company in its sole and absolute discretion.

23. CONFIDENTIALITY. Jobber acknowledges and agrees that the terms of this Master Incentive Contract shall be and remain confidential and that they will not disclose those terms to its dealers, a third party, or to any other person or entity, or use it for any purpose not authorized by Company, unless otherwise required by law. In addition, Jobber may only disclose the confidential information to its employees on a ‘need to know’ basis and only then if Jobber and its employees undertake to keep said disclosures confidential.

24. SURVIVING TERMINATION. Notwithstanding the termination of this Master Incentive Contract, any duty or obligation which has been incurred hereunder and which has not been fully observed, performed or discharged, and any right which has been created hereunder and which has not been fully enjoyed, enforced or satisfied, shall survive the termination of this Contract until such duty or obligation has been fully observed, performed or discharged and such right has been fully enjoyed, enforced or satisfied.

In Witness Whereof, Jobber and Company have executed this contract on the date written below.

Jobber:	GPM Petroleum, LLC	BP Products North America Inc.

Signature:	/s/ Chris Giacobone /s/ Arie Kotler	Signature:	/s/ John Carey

Print Name:	/s/ Chris Giacobone /s/ Arie Kotler	Print Name:	John Carey

Title:	COO CEO	Title:	VP, Sales and Marketing, Fuels NA

Date:	December 1, 2016	Date:	December 9, 2016

Master Incentive Contract	Page 6 of 13

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

SCHEDULE A

EXISTING SITES

VOLUME INCENTIVE

Master Incentive Contract	Page 7 of 13

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SCHEDULE B

FUTURE SITES

VOLUME INCENTIVE

Master Incentive Contract	Page 8 of 13

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SCHEDULE C

EXISTING REF SITES

IMAGE INCENTIVE

Master Incentive Contract	Page 9 of 13

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SCHEDULE D

FUTURE SITES

IMAGE INCENTIVE

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SCHEDULE E

EXEMPT SITES AND TRANSFERRED SITES

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CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

EXHIBIT F

1.	AMO Balance Transfer Contract dated October 1, 2016 with a Transferred JOIP Obligation [***] with a Start Date of January 1, 2014

Master Incentive Contract	Page 12 of 13

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EXHIBIT G

TERMINAL REQUIREMENTS

Master Incentive Contract	Page 13 of 13